XZERES Raises $1.4 Million - Enhances Ability to Meet Strong Order Demand

WILSONVILLE, Ore., Feb. 27, 2012 /PRNewswire via COMTEX/ -- XZERES Corp. (OTCBB: XPWR), designer, developer and producer of distributed generation wind power systems, and power management/efficiency devices for the renewable and clean energy markets, today announced it raised $1.4 Million of additional equity capital by issuing restricted units at $.40, consisting for one common share and one half a purchase warrant with an exercise price of $.80 per share, to accredited investors at $0.40 per share.

The Company will allocate the bulk of these proceeds to purchase materials necessary to meet immediate customer demand and begin ramping shipments.

"With the robust order flow recently, particularly from the UK, XZERES entered 2012 with the largest backlog in our history," stated Frank Greco, CEO. "The additional funding enables the Company to begin converting these orders at a rate necessary to meet our key objectives of reaching at least $20 million in revenue and profitability during this calendar year."

Since inception, XZERES has worked to build a global presence with best-of-breed products in its respective class. The Company has pursued key initiates in Continental Europe and Asia Pacific, with the UK Marketplace and Vietnam on the forefront and with other markets expected to contribute this calendar year. "XZERES is fortunate to have a core of loyal and sophisticated investors, who have come forward to give us the resources we need to pursue our exciting 2012 objectives," stated David N. Baker, XZERES Chairman and Co-Founder.

Maintaining 2012 Outlook and Forecast

Based on the sharp increase in backlog, existing turbine and power efficiency dealer agreements in place, and the overall momentum in the business, XZERES is maintaining its goal to generate at least $20 million in sales for Calendar 2012;

"Despite solving the immediate working capital needs with this recent equity infusion roughly one month later than planned, our sales team continued to make progress and we fully believe we can pace to our goals for this year," states Greco. "While we will look to approximately match our Fiscal Q4 results ending this month in Feb 2012 with the previous quarter (ending in November 2011), we expect the upcoming fiscal quarter, beginning March 1st will truly reflect the business level and momentum we have been highlighting and demonstrate our ability to reach that $20 Million sales target for this year."

Baker added, "Despite quarterly fluctuations, XZERES expects gross margins to improve in 2012 as a result of significant investments in product development, global marketing, and the supply chain that have now been completed. With the strong demand for our products, and the ability to grow margins as we scale up order volume, we expect profitability will be achieved this year. Management also continues to be opportunistic about identifying ways to improve working capital."

For additional information about the Company and these results, please refer to the Company's 10Q report filed with the SEC and www.sec.gov.

For more information about XZERES or any of its products, please visit www.xzeres.com and www.xzeresenergy.com as well as www.xzeres.co.uk.

Media Contact:XZERES Investor Relations503-388-7331

About XZERES:

XZERES Corp. is a renewable energy and clean energy technology company that designs, develops, manufactures and markets distributed generation, wind power systems as well as power management and power efficiency solutions for the commercial, light industrial and residential markets. Our grid connected and off grid wind turbine systems, which consist of our 2.5kW and 10kW devices and related equipment, are utilized for electrical power generation for applications and markets such as residential, micro-grid based rural and island electrification, agricultural, small business, rural electric utility systems, as well as other private, corporate infrastructure and government applications. Our wind power systems are focused on distributed energy, where a specific machine's energy output is largely or entirely used on-site where the equipment is installed, as well as grid connected applications. While many of our customers take advantage of their local net-metering rules within the United States and Feed In Tariffs that are often available in Europe and Internationally (to sell power back to the grid), our wind power systems are not dependent on transmission needs to carry the energy produced to another location and are therefore well suited for remote electrification, available with or without a battery coupled solution. Our power management and power efficiency solutions are deployed primarily for commercial and light industrial applications, and secondarily residential usage and target both urban and rural customers. For more information please see the Company's web site at www.xzeres.com and www.xzeresenergy.com.

Forward Looking Statements and Safe Harbor Statement:

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Exchange Act of 1934, as amended and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. XZERES Corp. claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act. These "Forward-looking statements" are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results included in our Exchange Act reports, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. These forward-looking statements may be identified by the use of terms and phrases such as "anticipates", "believes", "can", "could", "estimates", "expects", "goals", "forecasts", "hopes", "intends", "may", "plans", "projects", "targets", "will", and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as new business models, new products, product enhancements, new technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. Management cautions that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, regulatory and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a)new business models may be more difficult and/or take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse effects relating to the Company's business; (b) the challenge of compensating and retaining key employees; (c) the impact on the Company and our customers from the current domestic and international economic, geo-political and financial market conditions; (d) the success of our new products and new business models in achieving their expected benefits; (e) to perform as expected without material defects; (f) to be qualified and accepted by our customers, (g) to successfully compete with products, systems, technologies and services offered by our competitors; (h) we may not be successful in undertaking the steps currently planned in order to further develop the business; and (i) other risks and uncertainties described in our filings with the Securities and Exchange Commission.

Neither XZERES Corp. management nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission that are available on the SEC's web site located at www.sec.gov. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We assume no obligation to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

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